Bridge Loan	6 Months Ended
Aug. 31, 2026
Notes and other explanatory information [abstract]
Bridge Loan
13.	Bridge Loan

On December 16, 2024, the Company entered into a binding letter of intent (the “LOI”) for a future phosphate concentrate offtake agreement. The LOI contemplates a minimum of 200,000 tonnes per year (with an option to increase by 20%) starting around January 1, 2029, subject to project completion. The arrangement includes a potential customer prepayment of up to €3,100,000, recoverable through purchase rebates totaling €6,200,000 over the first four years. The LOI expires on December 16, 2029, unless extended.

On January 5, 2026, the Company and the customer entered into an amendment to the LOI pursuant to which the customer made a prepayment of €450,000 (CA$725,580) to the Company, recognized as a bridge loan. The loan bears interest at 6% per annum and is repayable in cash if the Company does not proceed to production upon expiry of the LOI on December 16, 2029. The bridge loan has been recognized at the present value of the contingent repayment obligation, discounted at a rate of 6% over the term of 3.82 years.

The following details the changes in the bridge loan:

	For the six months ended August 31, 2026 $	For the year ended February 28, 2026 $
Balance, beginning of the period	726,213	—
Advance received	—	725,580
Interest expense	21,839	993
Effect of foreign exchange	(806)	(360)
Balance, end of the period	747,246	726,213